                                                                   EXHIBIT 99.3

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

In re:                                          Chapter 11

U.S. PLASTIC LUMBER CORP.;                      Jointly Administered Under
U.S. PLASTIC LUMBER LTD., d/b/a                 Case No. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; and
U.S. PLASTIC LUMBER IP
CORPORATION,
                       Debtors.                  /
-----------------------------------------------

                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                    FROM OCTOBER 1, 2004 TO OCTOBER 31, 2004

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                  STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                  Counsel for Debtors
                                  Charles A. Postler (Fla. Bar #455318)
                                  110 East Madison Street, Suite 200
                                  Tampa, Florida 33602
                                  Phone: (813) 229-0144
                                  Fax:   (813) 229-1811

                                  and

                                  RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                  Local Counsel for Debtors
                                  848 Brickell Avenue, Suite 1100
                                  Miami, Florida 33131
                                  Phone: (305) 379-3121
                                  Fax:   (305) 379-4119
 Debtor's Address
 and Telephone No.
 2300 Glades Road                 By:  /s/ Lisa M. Schiller
 #440W                                -------------------------------------
 Boca Raton, FL 33431                 LISA M. SCHILLER
 Phone: (561) 394-3511                Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING OCTOBER 1, 2004 AND ENDING OCTOBER 31, 2004

Case No. 04-33579 U.S. Plastic Lumber Corp.


                                                        Period
                                                       10/1-10/31      Cumulative
                                                       ----------      ----------
CASH ON HAND AT BEGINNING OF PERIOD                    $  379,619      $  120,979

RECEIPTS
Borrowings from DIP Loan                                       --         675,000
Collections of A/R                                             --              --
Other Receipts (incl Interco with Ltd.)                                 2,169,011
                                                       ----------      ----------
TOTAL RECEIPTS                                                 --       2,844,011
                                                       ----------      ----------
TOTAL CASH AVAILABLE                                      379,619       2,964,990
                                                       ----------      ----------

US Trustee Quarterly Fees                                      --              --
Net Payroll                                                 1,622         199,903
Payroll Taxes Paid                                             --           6,439
Sales and Use Taxes                                            --              --
Other Taxes                                                    --              --
Rent                                                           --           7,131
Other Leases                                                   --              --
Telephone                                                      --          32,762
Utilities                                                      --              --
Travel & Entertainment                                         --          24,206
Vehicle Expenses                                               --              --
Office Supplies                                                --           8,190
Advertising                                                    --              --
Insurance - Medical/Health                                     --         159,586
Insurance - General Liability/Property/D&O                     --         800,932
Purchases of Fixed Assets                                      --              --
Purchases of Inventory                                         --              --
Manufacturing Supplies                                         --              --
Payments to Professionals                                      --             650
Repairs & Maintenance                                          --          10,162
Payment to Secured Creditors                                   --              --
Bank Charges                                                   --          16,420
Other Operating Expenses (incl Interco with Ltd.)         377,997       1,698,609
                                                       ----------      ----------
TOTAL CASH DISBURSEMENTS                                  379,619       2,964,990
                                                       ----------      ----------
ENDING CASH BALANCE                                    $       --      $       --
                                                       ----------      ----------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

December 7, 2004                            /s/ Daniel R. Smith
                                            -----------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning        10/1/04      and ending      10/31/04
                             -----------------             --------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                             0
                                                   ----------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                                        0
                                                   ----------------------------
PLUS:  Current Month New Billings                                 0
                                                   ----------------------------
LESS:  Collection During the Month                                0
                                                   ----------------------------
Disc/Allow                                                        0
                                                   ----------------------------
End of Month Balance                                              0
                                                   ----------------------------

-------------------------------------------------------------------------------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days       31-60 Days       61-90 Days        Over 90 Days         Total

-------------------------------------------------------------------------------


NOT APPLICABLE

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning        10/1/04      and ending          10/31/04
                             -----------------             --------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

DATE             DAYS
INCURRED         OUTSTANDING        VENDOR             DESCRIPTION      AMOUNT
--------         -----------        ------             -----------      ------

ATTACHED

-------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)                   57,384
                                                      -------------------------
     PLUS:  New Indebtedness Incurred This Month                   0
                                                      -------------------------
     LESS:  Amount Paid on Prior Accounts Payable               (57,384)
                                                      -------------------------
     Ending Month Balance                                          0

-------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                NUMBER           TOTAL
                                                OF POST          AMOUNT OF
SECURED          DATE                           PETITION         POST PETITION
CREDITOR/        PAYMENT        PAYMENT         PAYMENTS         PAYMENTS
LESSOR           DUE            AMOUNT          VENDOR           DESCRIPTION
---------        ---            ------          ------           --------------

                                  ATTACHMENT 3

                       INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning        10/1/04        and ending      10/31/04
                              ------------------            -------------------

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE:                                 N/A
                                                 ------------------------------

INVENTORY RECONCILIATION

     Inventory Balance at Beginning of Month                      0
                                                 ------------------------------
     Inventory Purchased During Month (+Mrer)                     0
                                                 ------------------------------
     Inventory Used or Sold                                       0
                                                 ------------------------------
     Inventory on Hand at End of Month                            0
                                                 ------------------------------

METHOD OF COSTING INVENTORY:    N/A
                                -----------------------------------------------

-------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:    N/A
                                                    ---------------------------
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):   N/A
                                         --------------------------------------

-------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month                  0
                                              ---------------------------------
         LESS:  Depreciation Expense                          0
                                              ---------------------------------
         PLUS:  New Purchases                                 0
                                              ---------------------------------
Ending Monthly Balance                                        0
                                              ---------------------------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE
REPORTING PERIOD:  N/A
                   ------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning         10/1/04      and ending        10/31/04
                              -----------------             -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                   PNC Bank         BRANCH
                                -----------------      ------------------------

ACCOUNT NAME:                   US Plastic Lumber Corp - Concentration Account
                                -----------------------------------------------

ACCOUNT NUMBER:                 xxxx
                                -----------------------------------------------

PURPOSE OF ACCOUNT:
                                -----------------------------------------------

     Beginning Balance                                  377,684
                                       ----------------------------------------
     Total of Deposits Made                                0
                                       ----------------------------------------
     Total Amount of Checks Written                    (377,684)
                                       ----------------------------------------
     Service Charges
                                       ----------------------------------------
     Closing Balance                                       0
                                       ----------------------------------------

Number of First Check Written this Period   All wires in/out
                                            -----------------------------

Number of Last Check Written this Period
                                            -----------------------------

Total Number of Checks Written this Period
                                            -----------------------------

                              INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT             FACE VALUE        PURCHASE PRICE      DATE OF PURCHASE
-------------------    ----------        --------------      ----------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning      10/1/04    and ending         10/31/04
                           ---------------             ------------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                   Wachovia Bank        BRANCH
                                -------------------          ------------------

ACCOUNT NAME:                   US Plastic Lumber Corp
                                -----------------------------------------------

ACCOUNT NUMBER:                 xxxx
                                -----------------------------------------------

PURPOSE OF ACCOUNT:             Payroll
                                -----------------------------------------------

     Beginning Balance                                    935
                                           ------------------------------------
     Total of Deposits Made                               687
                                           ------------------------------------
     Total Amount of Checks Written                     (1,622)
                                           ------------------------------------
     Service Charges
                                           ------------------------------------
     Closing Balance                                       0
                                           ------------------------------------

Number of First Check Written this Period    ADP
                                             -------------------

Number of Last Check Written this Period
                                             -------------------

Total Number of Checks Written this Period
                                             -------------------

                              INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT              FACE VALUE         PURCHASE PRICE      DATE OF PURCHASE
------------------      ----------         --------------      ----------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning       10/1/04      and ending       10/31/04
                            -----------------             ---------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                   Wachovia                BRANCH
                                -----------------------       -----------------

ACCOUNT NAME:                   US Plastic Lumber Corp - Disbursement Account
                                -----------------------------------------------

ACCOUNT NUMBER:                 xxxx
                                -----------------------------------------------

PURPOSE OF ACCOUNT:                     A/P Disbursements - Corp
                                        ---------------------------------------

     Beginning Balance                                    1,000
                                              ---------------------------------
     Total of Deposits Made
                                              ---------------------------------
     Total Amount of Checks Written                      (1,000)
                                              ---------------------------------
     Service Charges
                                              ---------------------------------
     Closing Balance                                        0
                                              ---------------------------------

Number of First Check Written this Period
                                            ------------------------

Number of Last Check Written this Period
                                            ------------------------

Total Number of Checks Written this Period
                                            ------------------------

                              INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT                FACE VALUE       PURCHASE PRICE      DATE OF PURCHASE
------------------        ----------       --------------      ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning          10/1/04     and ending         10/31/04
                               ----------------            --------------------

NAME OF BANK:                                       BRANCH
                                -------------------       ---------------------

ACCOUNT NAME:
                                -----------------------------------------------

ACCOUNT NUMBER:
                                -----------------------------------------------

PURPOSE OF ACCOUNT:
                                -----------------------------------------------

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

DATE         CHECK NUMBER          PAYEE          PURPOSE               AMOUNT
----         ------------          -----          -------               ------



NOT APPLICABLE

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning         10/1/04     and ending        10/31/04
                               ---------------             -------------------

                          TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

DATE          BANK                         DESCRIPTION                  AMOUNT
----          ----                         -----------                  ------

SEE ATTACHED


------------------------------------------------------------------------------


                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed
                                         Period
----------------------------------------               ------------------------

NAME OF              DATE
TAXING               PAYMENT
AUTHORITY            DUE                      DESCRIPTION            AMOUNT
---------            ---                      -----------            ------

ATTACHMENT 6 - MONTHLY TAX REPORT
US PLASTIC LUMBER CORP. - 04-33579

PAYROLL TAXES
ADP                                 1-Oct  $   --
ADP                                 8-Oct  $403.75
ADP                                15-Oct  $    --
ADP                                22-Oct  $403.75
ADP                                29-Oct  $    --
                                           -------

                       Total               $807.50

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning         10/1/04    and ending        10/31/04
                             ----------------             ---------------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner         Title                      Amount Paid
-------------------------------- -------------------------- -------------------
Dale Berg                        Asst Treasurer             $6,538



-------------------------------------------------------------------------------

PERSONNEL REPORT

                                                     Full Time      Part Time

Number of employees at beginning of period               3              0
                                                     ---------      ---------
Number hired during the period                           0              0
                                                     ---------      ---------
Number terminated during the period                      2              0
                                                     ---------      ---------
Number of employees at beginning of period               1              0
                                                     ---------      ---------


-------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

            AGENT &                                                   DATE
            PHONE                       COVERAGE     EXPIRATION       PREMIUM
CARRIER     NUMBER      POLICY NO.      TYPE         DATE             DUE
-------     ------      ----------      --------     ----------       -------



SEE ATTACHED


U.S. PLASTIC LUMBER CORP.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        LIST OF INSURANCE POLICIES
                                                                                                                     FOR 2004/2005
-----------------------------------------------------------------------------------------------------------------------------------
                                                      LIST OF INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
   DESCRIPTION            TERM         LIMITS                     DEDUCTIBLES          COVERAGE                   PREMIUMS
-----------------------------------------------------------------------------------------------------------------------------------
Lexington Policy          06/30/04-    $7,500,000 Part of         $250,000 except      "All Risk" coverage        $407,625 plus
No. xxxx                  06/30/05     $10,000,000                $500,000 for Silos    with standard             Surplus Lines
                                                                  and their contents,   policy exclusions         Tax of
"All Risk" Policy                      AND                        and Dryer Systems                               $21,400.31
                                                                  and their contents
                                       $5,000,000 Excess of
                                       $10,000,000                Earthquake and
                                                                  Flood Deductibles
                                                                  are 5% of TIV at
                                                                  each location subject
                                                                  to minimum of
                                                                  $250,000 any one
                                                                  occurrence.
-----------------------------------------------------------------------------------------------------------------------------------
Allied World              06/30/04-    $2,500,000 Part of         Participates in 25%   "All Risk" coverage       $92,375 plus
Assurance Co.             06/30/05     $10,000,000                of Limits and         with standard             Surplus Lines
Policy No. xxxx                                                   Deductibles in        policy exclusions         Tax of $4,849.69
                                                                  Primary Layer
                                                                  of $10,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Travelers                 06/30/04-    $25,000,000 property        $10,000 damage to    Comprehensive coverage     $9,450
Policy No. xxxx           06/30/05     damage per accident         covered property;    with standard policy
                                       including Business                               exclusions
Boiler and                             Income;
Machinery Policy
                                       $250,000 expediting         24 Hour business
                                       expenses                    Income
-----------------------------------------------------------------------------------------------------------------------------------



U.S. PLASTIC LUMBER CORP.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        LIST OF INSURANCE POLICIES
                                                                                                                     FOR 2004/2005
-----------------------------------------------------------------------------------------------------------------------------------
                                                       LIST OF INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
   DESCRIPTION            TERM         LIMITS                     DEDUCTIBLES          COVERAGE                   PREMIUMS
-----------------------------------------------------------------------------------------------------------------------------------
United States             06/30/04-   $2,000,00 General           $5,000 per claim      Standard General           $50,957
Fire Insurance            06/30/05    Aggregate;                  including             Liability coverage
company Policy                                                    expenses.             with:
No. xxxx
                                                                                        o  Absolute
Commercial General                    $2,000,000                                           Pollution Exclusion
Liability Policy                      Products/Completed                                o  Professional
                                      Operations aggregate;                                Liability Exclusion
                                                                                        o  Asbestos
                                      $1,000,000 Each                                      Exclusion
                                      Occurrence;                                       o  Designated
                                                                                           Products Exclusion
                                      $1,000,000 Personal &                             o  Employment
                                      Advertising Injury                                   Related Practices
                                                                                           Exclusion
                                      $50,000 Fire Damage                               o  Additional
                                                                                           Insured required by
                                      $5,000 Medical Expenses                              written Contract
-----------------------------------------------------------------------------------     o  War and/or
                                      Employee Benefits Liability $1,000 Each Claim        Terrorism Exclusion
                                      Each Claim - $1,000,000                           o  Fungus Exclusion
                                      Aggregate - $1,000,000                            o  Nuclear Energy
                                                                                           Exclusion
-----------------------------------------------------------------------------------------------------------------------------------


U.S. PLASTIC LUMBER CORP.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        LIST OF INSURANCE POLICIES
                                                                                                                     FOR 2004/2005
-----------------------------------------------------------------------------------------------------------------------------------
                                                   LIST OF INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
   DESCRIPTION            TERM         LIMITS                     DEDUCTIBLES          COVERAGE                   PREMIUMS
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Illinois National        06/30/04 -    $1,000 liability           Comprehensive and    o   Standard Auto         $7,366
Insurance Company        06/30/05      combined, single           Collision:               coverage
Policy # xxxx                          limit (any auto);          Deductible -         o   CA9958
                                       Physical damage            $1,000.00                (Pollution
Commercial                             coverage for all owned                              Liability)
Automobile                             and hired vehicles.
Policy
-----------------------------------------------------------------------------------------------------------------------------------
Commerce & Industry      06/30/04 -    Statutory Coverage:                             Statutory Workers'        $693,924 plus
Policy No. xxxx          06/30/05                                                      Compensation coverage     surcharge of
                                       o  $500,000 each                                                          $4,653
                                          accident;
                                       o  $500,000 disease
Workers' Compensation                     (policy limit);
& Employers' Liability                 o  $500,000 disease
Policy (All                               (each employee).
Other States)
-----------------------------------------------------------------------------------------------------------------------------------
American Home            06/30/04 -    Statutory Coverage:                             Statutory Workers'        $1,986 plus
Assurance Company        06/30/05                                                      Compensation coverage     surcharge of $49
Policy No. xxxx                        o  $500,000 each
                                          accident;
                                       o  $500,000 disease
Workers' Compensation                     (policy limit);
& Employers' Liability                 o  $500,000 disease
Policy (California)                       (each employee).
-----------------------------------------------------------------------------------------------------------------------------------


U.S. PLASTIC LUMBER CORP.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        LIST OF INSURANCE POLICIES
                                                                                                                     FOR 2004/2005
-----------------------------------------------------------------------------------------------------------------------------------
                                                      LIST OF INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
   DESCRIPTION            TERM         LIMITS                     DEDUCTIBLES          COVERAGE                   PREMIUMS
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Crum & Forster            06/30/04 -   $10,000,000 Each                                Umbrella coverage over     $26,500
Policy No. xxxx           06/30/05     Occurrence;                                     General Liability, Auto
                                                                                       Liability, Employers
                                                                                       Liability underlying
Commercial Umbrella                                                                    policies
Policy
                                       $10,000,000 General
                                       Aggregate;

                                       $10,000,000
                                       Products/Completed
                                       Operations Aggregate;

                                       $10,000,000 Personal &
                                       Advertising Injury
                                       Aggregate;

                                       $10,000,000 Occupational
                                       Disease Aggregate
-----------------------------------------------------------------------------------------------------------------------------------



U.S. PLASTIC LUMBER CORP.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        LIST OF INSURANCE POLICIES
                                                                                                                     FOR 2004/2005
-----------------------------------------------------------------------------------------------------------------------------------
                                                 LIST OF INSURANCE POLICIES
-----------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
   DESCRIPTION            TERM         LIMITS                     DEDUCTIBLES          COVERAGE                   PREMIUMS
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
XL Specialty Insurance   06/30/04 -    $10,000,000 aggregate.      $0 Insurance       Standard Directors &       $400,000
Policy No. xxxx          06/30/05                                  Clause A;          Officers coverage

Directors and Officers                                             $250,000 insuring  Employment Practices
Liability Policy                                                   Clauses B&C;       Liability coverage for
                                                                                      Directors & Officers only
                                                                   $250,000           (not entity)
                                                                   Employment
                                                                   Practices;

                                                                  $250,000 SEC claims.
-----------------------------------------------------------------------------------------------------------------------------------
Risk Management Fee               06/30/04 -                                          Risk Management Fee        $25,000
                                  06/30/05
-----------------------------------------------------------------------------------------------------------------------------------

                                  ATTACHMENT 8

                SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33579 BKC-PGH

NONE

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

IN RE:                                         CHAPTER 11

U.S. PLASTIC LUMBER CORP.;                     JOINTLY ADMINISTERED UNDER
U.S. PLASTIC LUMBER LTD., d/b/a                CASE NO. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION;AND
U.S. PLASTIC LUMBER IP
CORPORATION,
                    DEBTORS. ____________/

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                    FROM OCTOBER 1, 2004 TO OCTOBER 31, 2004

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                         STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                         Counsel for Debtors
                                         Charles A. Postler (Fla. Bar #455318)
                                         110 East Madison Street, Suite 200
                                         Tampa, Florida 33602
                                         Phone:   (813) 229-0144
                                         Fax:     (813) 229-1811

                                         and

                                         RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                         Local Counsel for Debtors
                                         848 Brickell Avenue, Suite 1100
                                         Miami, Florida 33131
                                         Phone:   (305) 379-3121
                                         Fax:     (305) 379-4119
Debtor's Address
and Telephone No.
2300 Glades Road                         By: /s/ Lisa M. Schiller
#440W                                        -----------------------------------
Boca Raton, FL 33431                         LISA M. SCHILLER
Phone:  (561) 394-3511                       Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING OCTOBER 1, 2004 AND ENDING OCTOBER 31, 2004

Case No. 04-33580 U.S. Plastic Lumber Ltd.

                                                      Period
                                                    10/1-10/31     Cumulative
                                                   ------------   ------------
CASH ON HAND AT BEGINNING OF PERIOD                $    (55,496)  $    626,860

RECEIPTS
Borrowings from DIP Loan                                325,000        325,000
Collections of A/R                                      787,195      3,527,656
Other Receipts (incl Interco with Ltd.)                 370,735      1,710,032
                                                   ------------   ------------
TOTAL RECEIPTS                                        1,482,930      5,562,688
                                                   ------------   ------------
TOTAL CASH AVAILABLE                                  1,060,455      6,189,548
                                                   ------------   ------------

US Trustee Quarterly Fees                                16,250         16,250
Net Payroll                                             246,546      1,322,628
Payroll Taxes Paid                                       43,502        114,265
Sales and Use Taxes                                          --             --
Other Taxes                                                  --             --
Rent                                                     45,421        142,186
Other Leases                                                 --         21,129
Telephone                                                11,948         28,685
Utilities                                               103,794        285,965
Travel & Entertainment                                    9,584         46,907
Vehicle Expenses                                             --             --
Office Supplies                                           2,987          7,171
Advertising                                                  --             --
Insurance - Medical/Health                               25,719         25,719
Insurance - General Liability/Property/D&O              197,975        197,975
Purchases of Fixed Assets                                    --          3,518
Purchases of Inventory                                  184,841      1,246,825
Manufacturing Supplies                                    2,753         78,900
Payments to Professionals                                 3,209          6,203
Repairs & Maintenance                                   155,806        155,806
Payment to Secured Creditors                             59,490         62,527
Bank Charges                                              3,985          3,985
Other Operating Expenses (incl Interco with Ltd.)            --      2,109,281
                                                   ------------   ------------
TOTAL CASH DISBURSEMENTS                              1,113,810      5,875,924
                                                   ------------   ------------
ENDING CASH BALANCE                                $    313,625   $    313,625
                                                   ------------   ------------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

December 7, 2004                                 /s/ Daniel R. Smith
                                                 -------------------------------

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd        Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 10/1/04 and ending 10/31/04

ACCOUNTS RECEIVABLE AT PETITION DATE: __________________________________________

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                         1,340,332
                                                   ---------
PLUS: Current Month New Billings                     665,259
                                                   ---------
LESS: Collection During the Month                   (745,480)
                                                   ---------
Disc/Allow                                           (10,329)
                                                   ---------
End of Month Balance                               1,249,782
                                                   ---------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days    31-60 Days    61-90 Days    Over 90 Days    Total

ATTACHED

US PLASTIC LUMBER
ACCOUNTS RECEIVABLE SUMMARY
AS OF OCTOBER 31ST, 2004

 PLANT         TOTAL A/R    0-30 DAYS     31-44 DAYS     45-59 DAYS     60-89 DAYS     90+ DAYS
 -----         ---------    ---------     ----------     ----------     ----------     --------
OCALA, FL        167,244       48,005         34,452         15,276          2,184       67,328
CHICAGO, IL    1,082,538      529,851        213,590        109,756         98,094      131,247
               ---------    ---------     ----------     ----------     ----------     --------
TOTAL          1,249,782      577,856        248,041        125,032        100,278      198,575
PERCENT                          46.2%          19.8%          10.0%           8.0%        15.9%

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: US Plastic Lumber Ltd Case Number:
                                      04-33580 BKC-PGH

Reporting Period beginning 10/1/04 and ending 10/31/04

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

Date           Days
Incurred       Outstanding      Vendor      Description     Amount
--------       -----------      ------      -----------     ------

ATTACHED

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)          279,882
                                                 ---------
PLUS: New Indebtedness Incurred This Month       1,010,212
                                                 ---------
LESS: Amount Paid on Prior Accounts Payable       (729,396)
                                                 ---------
Ending Month Balance                               560,698
                                                 ---------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                    Number         Total
                                    of Post      Amount of
 Secured       Date                Petition    Post Petition
Creditor/    Payment    Payment    Payments      Payments
 Lessor        Due      Amount      Vendor      Description
 ------        ---      ------      ------      -----------

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: US Plastic Lumber Ltd  Case Number:
                                       04-33580 BKC-PGH

Reporting Period beginning 10/1/04 and ending 10/31/04

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE: _______________________________________________

INVENTORY RECONCILIATION

Inventory Balance at Beginning of Month       1,686,074
                                             ----------
Inventory Purchased During Month (+Mrer)      2,173,479
                                             ----------
Inventory Used or Sold                       (2,355,059)
                                             ----------
Inventory on Hand at End of Month             1,504,494
                                             ----------

METHOD OF COSTING INVENTORY: N/A

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: Undetermined
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only): N/A

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month    45,129,765
                                                ----------
    LESS: Depreciation Expense                    (269,969)
                                                ----------
    PLUS: New Purchases                                  0
                                                ----------
Ending Monthly Balance                          44,859,796
                                                ----------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE REPORTING
PERIOD: N/A

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd        Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 10/1/04 and ending 10/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH _____________________________________________

ACCOUNT NAME: US Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                  13,978
                                 --------
Total of Deposits Made            790,640
                                 --------
Total Amount of Checks Written   (794,044)
                                 --------
Service Charges                      (547)
                                 --------
Closing Balance                    10,027
                                 --------

Number of First Check Written this Period _____________________

Number of Last Check Written this Period ______________________

Total Number of Checks Written this Period ____________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument        Face Value    Purchase Price    Date of Purchase
------------------    ----------    --------------    ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd  Case Number:
                                       04-33580 KC-PGH

Reporting Period beginning 10/1/04 and ending 10/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: City National Bank  BRANCH _______________________________________

ACCOUNT NAME: American Pacific Financial Corp Trust Account

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Payroll

Beginning Balance                     45,030
                                    --------
Total of Deposits Made               794,094
                                    --------
Total Amount of Checks Written      (792,500)
                                    --------
Service Charges                         (852)
                                    --------
Closing Balance                       45,722
                                    --------

Number of First Check Written this Period ______________________________________

Number of Last Check Written this Period  ______________________________________

Total Number of Checks Written this Period _____________________________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument        Face Value    Purchase Price    Date of Purchase
------------------    ----------    --------------    ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd Case Number:
                                      04-33580 KC-PGH

Reporting Period beginning 10/1/04 and ending 10/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank  BRANCH ____________________________________________

ACCOUNT NAME: US Plastic Lumber Ltd - Payroll-Ltd

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Payroll-Ltd

Beginning Balance                          0
                                    --------
Total of Deposits Made               126,408
                                    --------
Total Amount of Checks Written      (126,408)
                                    --------
Service Charges                            0
                                    --------
Closing Balance                            0
                                    --------

Number of First Check Written this Period ADP

Number of Last Check Written this Period _______________________________________

Total Number of Checks Written this Period _____________________________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument        Face Value    Purchase Price    Date of Purchase
------------------    ----------    --------------    ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd Case Number:
                                      04-33580 BKC-PGH

Reporting Period beginning 10/1/04 and ending 10/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: PNC Bank BRANCH __________________________________________________

ACCOUNT NAME: US Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ADP Disbursement

Beginning Balance                      (124,738)
                                    -----------
Total of Deposits Made                  128,256
                                    -----------
Total Amount of Checks Written           (3,518)
                                    -----------
Service Charges
                                    -----------
Closing Balance                               0
                                    -----------

Number of First Check Written this Period _________________________

Number of Last Check Written this Period __________________________

Total Number of Checks Written this Period ________________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument        Face Value    Purchase Price    Date of Purchase
------------------    ----------    --------------    ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: US Plastic Lumber Ltd Case Number:
                                      04-33580 KC-PGH

Reporting Period beginning 10/1/04 and ending 10/31/04

NAME OF BANK: _________________________ BRANCH _________________________________

ACCOUNT NAME: __________________________________________________________________

ACCOUNT NUMBER: ________________________________________________________________

PURPOSE OF ACCOUNT: ____________________________________________________________

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

   Date       Check Number    Payee    Purpose    Amount
   ----       ------------    -----    -------    ------

SEE ATTACHED

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: US Plastic Lumber Ltd Case Number:
                                      04-33580 BKC-PGH

Reporting Period beginning 10/1/04 and ending 10/31/04

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

   Date             Bank           Description     Amount
   ----             ----           -----------     ------

SEE ATTACHED

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed

_________________________________ Period _______________________________________

 Name of           Date
 Taxing          Payment
Authority          Due             Description            Amount
---------        -------           -----------            ------

ATTACHMENT 6 - MONTHLY TAX REPORT
US PLASTIC LUMBER LTD - 04-33580

Payroll Taxes
-------------
ADP                1-Oct     $ 6,959.20
ADP                8-Oct     $21,145.88
ADP               15-Oct     $ 6,563.71
ADP               22-Oct     $16,912.67
ADP               29-Oct     $ 6,540.11
                             ----------
                  Total      $58,121.57

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor: US Plastic Lumber Ltd Case Number:
                                      04-33580 BKC-PGH

Reporting Period beginning 10/1/04 and ending 10/31/04

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner    Title      Amount Paid
NONE

PERSONNEL REPORT

                                              Full Time    Part Time
                                              ---------    ---------
Number of employees at beginning of period       92            0
                                              -----        -----
Number hired during the period                    0            0
                                              -----        -----
Number terminated during the period               2            0
                                              -----        -----
Number of employees at beginning of period       90            0
                                              -----        -----

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

           Agent &                                               Date
            Phone                   Coverage     Expiration    Premium
Carrier     Number    Policy No.      Type         Date          Due
-------    -------    ----------      ----         ----          ---

SEE ATTACHED

                                  ATTACHMENT 8

                 SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33580 BKC-PGH

NONE

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before _____________________________.